                 UNITED STATE SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 10, 2004

                          COMMISSION FILE NUMBER 1-2199

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                                       39-0126090
              --------                                       ----------
   (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                        Identification No.)

                5075 WESTHEIMER, SUITE 890, HOUSTON, TEXAS 77056
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 (713) 369-0550
                                 --------------
               Registrant's telephone number, including area code

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of businesses acquired.

       (1) Financial Statements of Diamond Air Drilling Service, Inc.:

           Independent Auditors' Report                                         F-1

           Balance Sheets as of July 31, 2004 and the Years Ended
             December 31, 2003 and 2002                                         F-3

           Statements of Income for the Seven Months Ended July
             31, 2004 and the Years Ended December 31, 2003 and 2002            F-4

           Statement of Stockholder's Equity for the Seven Months Ended
             July 31, 2004 and the Years Ended December 31, 2003 and 2002       F-5

           Statements of Cash Flows for the Seven Months Ended
             July 31, 2004 and the Years Ended December 31, 2003 and 2002       F-6

           Notes to Financial Statements                                        F-7

      (2)  Financial Statements of Marquis Bit Co., LLC:

           Independent Auditors' Report                                         FF-1

           Balance Sheets as of July 31, 2004 and the Years Ended
             December 31, 2003 and 2002                                         FF-3

           Statements of Income for the Seven Months Ended July
             31, 2004 and the Years Ended December 31, 2003 and 2002            FF-4

           Statement of Stockholder's Equity for the Seven Months Ended
             July 31, 2004 and the Years Ended December 31, 2003 and 2002       FF-5

           Statements of Cash Flows for the Seven Months Ended
             July 31, 2004 and the Years Ended December 31, 2003 and 2002       FF-6

           Notes to Financial Statements                                        FF-7

   (b) Pro Forma Financial Information:

           Unaudited Pro Forma Consolidated Condensed Statement of
             Operations for the Nine Months Ended September 30, 2004            P-1

           Unaudited Pro Forma Consolidated Condensed Statement of
             Financial Position as of September 30, 2004                        P-2

           Unaudited Pro Forma Consolidated Condensed Statement of
             Operations for the Year Ended December 31, 2003                    P-3

           Unaudited Pro Forma Consolidated Condensed Statement of
             Financial Position as of December 31, 2003                         P-4

           Notes to Unaudited Pro Forma Consolidated Condensed
             Financial Statements                                               P-5

   (c) Exhibit

None

                                          2

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALLIS-CHALMERS ENERGY INC.

                                          By: /s/ Munawar H. Hidayatallah
                                              ---------------------------
                                              Munawar H. Hidayatallah
                                              Chief Executive Officer
                                              and Chairman

Date: January 24, 2005

                       DIAMOND AIR DRILLING SERVICES, INC.

                              FINANCIAL STATEMENTS

                                  JULY 31, 2004

INDEPENDENT AUDITOR'S REPORT                                                F-1

BALANCE SHEETS                                                              F-3

STATEMENTS OF INCOME                                                        F-4

STATEMENTS OF STOCKHOLDERS' EQUITY                                          F-5

STATEMENTS OF CASH FLOWS                                                    F-6

NOTES TO FINANCIAL STATEMENTS                                        F-7 - F-12

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Diamond Air Drilling Services, Inc.

We have audited the accompanying balance sheet of Diamond Air Drilling Services, Inc. (a Texas S-Corporation) (the Company) as of July 31 2004, and December 31, 2003 and 2002 and the related statements of income, stockholders' equity, and cash flows for the seven months ended July 31, 2004 and the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our report dated September 14, 2004, we expressed an opinion that, except for the effects of such adjustments, if any, might have been determined to be necessary had we been able to observe the physical inventories taken as of December 31, 2003, 2002 and 2001, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with accounting principals generally accepted in the United States America. Subsequently, the Company has provided us additional information regarding the prior years inventories and we were able to satisfy ourselves about the inventory quantities and values using alternative procedures. Accordingly, our present opinion on the financial statements referred to in the first paragraph, as presented herein, is different from that expressed in our previous report.

In our opinion the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Diamond Air Drilling Services, Inc. as of July 31, 2004 and December 31, 2003 and 2002, and the results of its operations and its cash flows for the seven months ended July 31, 2004 and the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America

The Company and its affiliate, Marquis Bit Co., LLC, are controlled by common ownership who have the ability to influence the volume and price of business done between each company. As discussed in Note 2, the Company and its affiliate have engaged in significant transactions with each other. We have audited the financial statements of Marquis Bit Co., LLC under a separate report dated January 12, 2005.

                                       /s/ Accounting & Consulting Group, LLP
                                       --------------------------------------
                                       Accounting & Consulting Group, LLP
Carlsbad, New Mexico
January 12, 2005

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
Of Diamond Air Drilling Services, Inc.

We have audited the accompanying balance sheets of Diamond Air Drilling Services, Inc. (a Texas S-Corporation) (the Company) as of July 31, 2004, and December 31, 2003 and 2002 and the related statements of income, members equity, and cash flows for the seven months ended July 31, 2004, the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the taking of the work in process inventory as of December 31, 2003 and 2002 and 2001 (states at $1,146,070 and $344,948, as of December
31, 2003 and 2002, respectively), since those dates were prior to the time we were initially engaged as auditors for the Company. We were unable to satisfy ourselves about the work in process quantities by other auditing procedures.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the physical inventories taken as of December 31, 2003 and 2002, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Diamond Air Drilling Services, Inc. as of July 31, 2004 and December 31, 2003 and 2002 and the results of the potations and its cash flows for the seven months ended July 31, 2004 and the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The Company and its affiliate, Marquis Bit Co., LLC, are controlled by common ownership who have the ability to influence the volume and price of business done between each company. As discussed in Note 2, the Company and its affiliate have engaged in significant transactions with each other. We have audited the financial statements of Marquis Bit Co., LLC under a separate report dated September 14, 2004.

                                          /s/ Accounting & Consulting Group, LLP
                                          --------------------------------------
                                          Accounting & Consulting Group, LLP
Carlsbad, New Mexico
September 14, 2004
                                       F-2

                                  DIAMOND AIR DRILLING SERVICES, INC.
                                             BALANCE SHEETS
                               JULY 31, 2004, DECEMBER 31, 2003 AND 2002

                                                          July 31,       December 31,     December 31,
                                                            2004             2003             2002
                                                        -------------    -------------    -------------
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                           $    123,171     $     38,566     $    129,612
    Accounts receivable (Note 3)                             826,198          704,466          547,332
    Unbilled receivables                                      75,809               --            3,518
    Related party receivables (Note 2)                        85,636          153,981          197,859
    Inventories  (Note 4)                                  1,712,465        1,146,070          344,948
    Prepaid expenses                                          10,160           16,300            9,629
                                                        -------------    -------------    -------------
      TOTAL CURRENT ASSETS                                 2,833,439        2,059,383        1,232,898
                                                        -------------    -------------    -------------

Related party receivables (Note 2)                           182,844          234,607          317,003
Property, Plant and Equipment, at cost (Note 5)              295,867          245,673          223,217
Other Assets (Note 12)                                        24,885           31,699           27,036
                                                        -------------    -------------    -------------
      TOTAL ASSETS                                      $  3,337,035     $  2,571,362     $  1,800,154
                                                        =============    =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Current maturities of long-term debt                $    341,184     $    171,561     $    164,535
    Current maturities of capital lease obligations            3,447               --               --
    Accounts payable                                         635,418          602,918          517,471
    Accrued expenses                                          97,366          197,588          269,489
    Related party payables (Note 2)                          687,559          427,465           48,694
    Loans from related parties (Note 2)                      768,281          667,137          209,000
                                                        -------------    -------------    -------------
      TOTAL CURRENT LIABILITIES                            2,533,255        2,066,669        1,209,189
                                                        -------------    -------------    -------------

Long-Term Debt (Note 6)                                      312,085          309,612          410,524
Capital lease obligations (Note 5)                            14,873               --               --

Commitments and Contingencies                                     --               --               --
                                                        -------------    -------------    -------------
      TOTAL LIABILITIES                                    2,860,213        2,376,281        1,619,713
                                                        -------------    -------------    -------------

STOCKHOLDERS' EQUITY

    Common stock,  par value $1
       1,000 shares issued and outstanding                     1,000            1,000            1,000
    Paid-in capital                                            2,370            2,370            2,370
    Retained earnings                                        473,452          191,711          177,071
                                                        -------------    -------------    -------------
      TOTAL STOCKHOLDERS' EQUITY                             476,822          195,081          180,441
                                                        -------------    -------------    -------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $  3,337,035     $  2,571,362     $  1,800,154
                                                        =============    =============    =============

               The accompanying notes are an integral part of these financial statements.

                                                  F-3

                                  DIAMOND AIR DRILLING SERVICES, INC.
                                          STATEMENTS OF INCOME
                                FOR THE SEVEN MONTHS ENDED JULY 31, 2004
                               AND YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                       July 31,          December 31,       December 31,
                                                         2004                2003               2002
                                                     ------------        ------------       ------------
NET SALES (Note 8)                                   $ 3,984,512         $ 5,470,208        $ 4,073,653
                                                     ------------        ------------       ------------

Drilling expenses                                      2,803,729           4,592,677          3,394,507
Selling, general, and administrative                     390,690             620,776            492,067
Depreciation and amortization                             91,902              99,730            102,648
Interest expense                                          34,156              48,279             16,217
                                                     ------------        ------------       ------------
      Total Costs and Expenses                         3,320,477           5,361,462          4,005,439
                                                     ------------        ------------       ------------

      Operating income                                   664,035             108,746             68,214
                                                     ------------        ------------       ------------

Other income
    Gain (loss) on sale of assets                         (7,104)              9,841             15,906
    Interest income                                       11,008              23,053              5,232
                                                     ------------        ------------       ------------

NET INCOME                                           $   667,939         $   141,640        $    89,352
                                                     ============        ============       ============

               The accompanying notes are an integral part of these financial statements.

                                                  F-4

                                     DIAMOND AIR DRILLING SERVICES, INC.
                                           STATEMENTS OF CASH FLOWS
                                 FOR THE SEVEN MONTHS ENDED JULY 31, 2004 AND
                                  THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                            July 31,         December 31,       December 31,
                                                              2004               2003               2002
                                                         --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $     667,939      $     141,640      $      89,352
Adjustments to reconcile net loss to net cash
    provided (used) by operating activities:
    Depreciation and amortization                               91,902             99,730            102,648
    Gain (loss) on sale of property, plant, and
      equipment                                                 (7,104)             9,841             15,906
Change in operating assets and liabilities:
    Accounts receivable                                       (197,541)          (153,616)          (165,294)
    Inventory                                                 (566,395)          (801,122)           (47,471)
    Prepaid expenses                                             6,140             (6,671)              (302)
    Other noncurrent assets                                      6,814             (4,663)           (13,780)
    Accounts payable                                           292,594            464,218            198,954
    Accrued payroll and employee benefits                     (100,224)           (71,899)           162,920
                                                         --------------     --------------     --------------
    NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES           194,125           (322,542)           342,933
                                                         --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Repayment from loans to related parties                        120,108            128,896            202,450
Loans made to related parties                                       --             (2,622)          (430,370)
Proceeds from sale of property, plant, and
    equipment                                                       --             30,494             53,804
Capital expenditures on property, plant, and
    equipment                                                 (115,314)          (162,521)          (140,047)
                                                         --------------     --------------     --------------
    NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES             4,794             (5,753)          (314,163)
                                                         --------------     --------------     --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of long-term debt                                   (188,522)          (219,947)          (111,897)
Proceeds from issuance of long-term debt                       360,618            126,061            367,788
Repayment of short-term debt                                  (200,000)          (200,000)                --
Proceeds from issuance of short-term debt                      200,000            200,000                 --
Repayment of capital lease obligations                          (1,358)                --                 --
Repayment of loans from related parties                       (162,667)          (302,494)            (6,000)
Proceeds from loans from related parties                       263,813            760,629            215,000
Payment of dividend distributions to stockholders             (386,198)          (127,000)          (398,000)
                                                         --------------     --------------     --------------
    NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES          (114,314)           237,249             66,891
                                                         --------------     --------------     --------------

NET INCREASE (DECREASE) IN CASH AND CASH
    EQUIVALENTS                                                 84,605            (91,046)            95,661

Cash and Cash Equivalents at Beginning of Year                  38,566            129,612             33,951
                                                         --------------     --------------     --------------
Cash and Cash Equivalents at End of Year                 $     123,171      $      38,566      $     129,612
                                                         ==============     ==============     ==============

NON-CASH INVESTING AND FINANCING ACTIVITIES:
    Payments made directly to Marquis Bit Co., LLC
       from a loan obtained by the Company               $          --      $          --      $     102,565
                                                         ==============     ==============      =============

                  The accompanying notes are an integral part of these financial statements.

                                                     F-5


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS. Diamond Air Drilling Services, Inc. (the Company) provides air drilling services to the oil & gas drilling industry across the Western United States. The Company employs a unique air drilling methodology, utilizing air hammers and bits to effectively and efficiently drill wells. The Company operates three offices in Texas, New Mexico, and Oklahoma.

         Effective December 2002, the Company entered into an agreement with Marquis Bit Co, LLC to manufacture drill bits for the Company. The Company pays Marquis Bit Co, LLC a set fee to fabricate the drill bits using raw materials purchased by the Company.

         CASH AND CASH EQUIVALENTS. Cash and cash equivalents include all cash balances and highly liquid investments with an initial maturity of three months or less. The Company places its temporary cash investments with a high credit quality financial institution. At times such deposits may be in excess of the Federal Deposit Insurance Corporation
         (FDIC) insurance limit.

         TRADE ACCOUNTS RECEIVABLE. Trade receivables and loans receivable are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus trade receivables do not bear interest. Trade accounts receivable are periodically evaluated for collectibility based on past credit history with customers and their current financial condition.

         UNBILLED RECEIVABLES. Unbilled receivables represent revenue earned in the current period but not billed to the customer until future dates, usually within one month.

         INVENTORY. Inventories consist of air hammers, drill bits, drill bits in process, and raw materials and are valued at the lower of cost or market using the specific identification method.

         PROPERTY, PLANT AND EQUIPMENT. Property, plant and equipment are recorded at cost less depreciation and amortization. Depreciation is provided over the estimated useful life of each class of depreciable asset and is computed using the double declining balance method. Equipment under capital lease obligations is amortized on the double declining balance method over the shorter period of the lease term or the estimated useful life of the equipment. Such amortization is included in depreciation and amortization in the financial statements. Estimated useful lives for equipment and transportation equipment range from three to seven years. Betterments and large renewals which extend the life of the asset are capitalized whereas maintenance and repairs and small renewals are expensed as incurred.

         REVENUE RECOGNITION. Revenue is recognized in the financial statements using the percentage of completion method. Net sales are arrived at by deducting discounts, and sales taxes from gross sales.

         ADVERTISING COSTS. Advertising costs are expensed as incurred. Advertising costs totaled $9,032 for the seven months ended July, 31, 2004 and $5,055, and $4,926 for the years ended December 31, 2003 and 2002, respectively.

         INCOME TAXES. The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares of the Company's taxable income in their individual income tax returns. Accordingly, no provision or liability for income taxes has been included in the financial statements.

         USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2:  RELATED-PARTY TRANSACTIONS

         The principal shareholders of the Company and entities under their control periodically loan money to the Company for operations, or borrow money from the Company to fund the operations of other related entities. A summary of amounts due from related entities follows:

                                                                        December 31,
                                                              ------------------------------
                                             July 31, 2004        2003              2002
                                             -------------    -------------    -------------
Note receivable from Marquis Bit Co,
  LLC, variable interest rate (currently
  7.25%) payable in monthly installments
  of $7,315 maturing September 2005,
  unsecured                                  $    268,480     $    317,002     $    395,684

Note receivables from stockholders,
  due upon demand, bearing interest
  of 0%, unsecured                                     --           64,148          111,740

Note receivables from Marquis Bit Co,
  LLC, due upon demand, bearing
  interest of 0%, unsecured                            --            7,438            7,438
                                             -------------    -------------    -------------
     Subtotal                                     268,480          388,588          514,862

Less current portion                               85,636          153,981          197,859
                                             -------------    -------------    -------------
     Related party receivables               $    182,844     $    234,607     $    317,003
                                             =============    =============    =============

                                             F-7

         A summary of accounts payable due to related entities follows:

                                                                        December 31,
                                                              ------------------------------
                                             July 31, 2004         2003             2002
                                             -------------    -------------    -------------
Trade accounts payable to Marquis Bit
  Co, LLC for fabrication of drill bits      $    687,559     $    427,465     $     48,694
                                             -------------    -------------    -------------
     Related party payables                  $    687,559     $    427,465     $     48,694
                                             =============    =============    =============

         A summary of loans due to related entities follows:

                                                                        December 31,
                                                              ------------------------------
                                             July 31, 2004         2003             2002
                                             -------------    -------------    -------------
Notes payable to stockholders, due on
  demand, unsecured, bearing an
  interest rate of 0%                        $    437,342     $    220,696     $     99,000

Loan payable to Marquis Bit Co, LLC,
  due on demand, unsecured, bearing
  an interest rate of 0%                          257,439          257,439               --

Loan payable to various related
  entities (related due to certain
  Company stockholders owning
  majority interest in
  entities), due on demand,
  unsecured bearing an interest
  rate of 0%                                       73,500          189,000          110,000
                                             -------------    -------------    -------------
                                             $    768,281     $    667,135     $    209,000
                                             =============    =============    =============

         A summary of related party transactions for the seven months ended July
         31, 2004 and years ended December 31, 2003 and 2002 follows:

                                                                        December 31,
                                                              ------------------------------
                                             July 31, 2004         2003             2002
                                             -------------    -------------    -------------
Amount paid, or accrued, to Marquis Bit
  Co, LLC for the fabrication of
  drill bits.                                $    680,573     $  1,271,242     $     62,472
                                             =============    =============    =============

                                           F-8

NOTE 3:  ACCOUNTS RECEIVABLE

         At July 31, 2004, December 31, 2003 and 2002, accounts receivable are comprised of the following:

                                                                        December 31,
                                                              ------------------------------
                                             July 31, 2004         2003             2002
                                             -------------    -------------    -------------
Accounts receivable                          $    831,086     $    713,644     $    550,161
Allowance for doubtful accounts                    (4,888)          (9,178)          (2,829)
                                             -------------    -------------    -------------
     Total                                   $    826,198     $    704,466     $    547,332
                                             =============    =============    =============

NOTE 4:  INVENTORIES

         At July 31, 2004, December 31, 2003 and 2002, inventories are comprised of the following:

                                                                        December 31,
                                                              ------------------------------
                                             July 31, 2004         2003             2002
                                             -------------    -------------    -------------
Air hammers                                  $    376,627     $    346,321     $    292,719
Finished drill bits                               757,040          607,478           52,229
Drill bits in process                             452,018          151,563               --
Raw materials                                     126,780           40,708               --
                                             -------------    -------------    -------------
     Total                                   $  1,712,465     $  1,146,070     $    344,948
                                             =============    =============    =============

NOTE 5:  PROPERTY, PLANT AND EQUIPMENT

         At July 31, 2004, December 31, 2003 and 2002, property, plant, and equipment are comprised of the following:

                                                                        December 31,
                                                              ------------------------------
                                             July 31, 2004         2003             2002
                                             -------------    -------------    -------------
Equipment                                    $     99,721     $     95,995     $     58,956
Transportation equipment                          427,714          395,331          336,304
Equipment under capital lease                      19,678               --               --
                                             -------------    -------------    -------------
     Total                                        547,113          491,326          395,260
Less: accumulated depreciation
     Accumulated depreciation                     247,966          245,653          172,043
     Accumulated amortization                       3,280               --               --
                                             -------------    -------------    -------------
Net property, plant, and equipment           $    295,867     $    245,673     $    223,217
                                             =============    =============    =============

                                           F-9

         Property, plant, and equipment include a capitalized lease. The following schedule, by year, of the future minimum payments under these leases, together with the present value of the net minimum payments as of July 31, 2004:

                                                                        Amount
                                                                      ----------

Year ending July 31,                                                  $      --
     2005                                                                 4,788
     2006                                                                 4,788
     2007                                                                 4,788
     2008                                                                 4,788
     2009 and thereafter                                                  2,793
                                                                      ----------
Total minimum lease payments                                             21,945
Less amount representing interest                                         3,625
                                                                      ----------
Total present value of minimum lease payments                            18,320
Less current portion of such obligations                                  3,447
                                                                      ----------
Long-term obligations                                                 $  14,873
                                                                      ==========

NOTE 6:  LONG TERM DEBT AND RELATED MATTERS

         Long-term debt at July 31, 2004, and December 31, 2003 and 2002, consist of the following:

                                                                           December 31,
                                                                  ------------------------------
                                                 July 31, 2004        2003              2002
                                                 --------------   -------------    -------------
Various notes payable to banks and
  financing companies for transportation
  equipment, due in installments through
  February, 2010 at fixed interest rates
  ranging from 0.0% to 10.95%,
  collateralized by transportation equipment     $    209,788     $    147,312     $    173,675

Variable interest rate (currently 7.25%)
  note payable, due in monthly installments
  of $7,315 including interest through
  September 2005, collateralized by
  equipment (including equipment currently
  owned by Marquis Bit Co, LLC) with
  depreciated costs of $261,783, inventory,
  and accounts and notes receivable. This
  note is personally guaranteed by a
  stockholder of the Company                          249,792          290,577          356,719

                                            F-10


                                                                           December 31,
                                                                  ------------------------------
                                                 July 31, 2004        2003              2002
                                                 --------------   -------------    -------------
4.0% note payable, due in monthly
  installments of $1,181 including interest,
  through November 2005, collateralized by
  accounts receivable and equipment
  (including equipment currently owned by
  Marquis Bit Co, LLC) with depreciated
  costs of $26,406. This note is personally
  guaranteed by a shareholder of the Company            18,689          26,425           38,965

Variable interest rate (Carlsbad National
  Bank base rate) line of credit agreement,
  $200,000 limit, expiring June 2005,
  collateralized by accounts receivable,
  equipment, and inventory                             175,000              --               --

Miscellaneous notes payable, varying interest
rates, due various dates                                    --          16,859            5,700
                                                 --------------   -------------    -------------
     Subtotal                                          691,468         483,176          577,061

Less current maturities                                341,184         171,561          164,535
                                                 --------------   -------------    -------------
     Total                                       $     350,284    $    311,615     $412,526,000
                                                 ==============   =============    =============

         The maturities of long-term debt for each of the succeeding five years subsequent to July 31, 2004, are as follows: 2005 - $341,184; 2006 -
         $251,410; 2007 - $42,471; 2008 - $17,095; and 2009 and beyond - $1,109.

NOTE 7:  STOCKHOLDERS' EQUITY

         At July 31, 2004, December 31, 2003 and 2002, the number of authorized and issued common stock and related par value and dividends paid are as follows:

                                                                           December 31,
                                                                  ------------------------------
                                                 July 31, 2004        2003              2002
                                                 --------------   -------------    -------------
Common stock authorized                              1,000,000       1,000,000        1,000,000
Common stock issued                                      1,000           1,000            1,000
Common stock outstanding                                 1,000           1,000            1,000
Common stock, per share par value                $        1.00    $       1.00     $       1.00
Cash dividends paid on common stock              $     386,198    $    127,000     $    398,000

                                             F-11

NOTE 8:  DEPENDENCE ON KEY CUSTOMERS

         DEPENDENCE ON KEY CUSTOMERS. For the seven months ended July 31, 2004, the three largest customers accounted for 48% of sales. For the Year ended December 31, 2003, the three largest customers accounted for 45% of sales. For the Year ended December 31, 2002, the two largest customers accounted for 37% of sales.

NOTE 9:  EMPLOYEE BENEFIT PLANS

         The company has a retirement savings Simple plan in which substantially all employees may participate. The company's expense for the plan was $10,413 for the seven months ended July 31, 2004 and $18,305 and $16,701 for the years ended December 31, 2003 and 2002, respectively.

NOTE 10: SUBSEQUENT EVENT

         Effective October 31, 2004 the Company sold substantially all its assets realizing a gain of approximately $2.1 million and ceased operations. As of December 31, 2004 the Company was liquidated by paying all liabilities and distributing the remaining assets to its shareholders.

NOTE 11. SUPPLEMENTAL CASH FLOW INFORMATION

         The Company acquired equipment of $19,678, $0, and $0 during the seven months ended July 31, 2004, and the years ended December 31, 2003 and 2002, respectively, under capital lease obligations.

NOTE 12. PATENT PENDING

         Included in other assets at 7/31/04 are $15,389 of costs associated with obtaining a patent for special bit retainers fabricated for the Company by Marquis Bit Co., LLC. The patent is currently pending.

                              MARQUIS BIT CO., LLC

                              FINANCIAL STATEMENTS

                                  JULY 31, 2004

INDEPENDENT AUDITOR'S REPORT                                                FF-1

BALANCE SHEETS                                                              FF-3

STATEMENTS OF INCOME AND MEMBERS' EQUITY                                    FF-4

STATEMENTS OF CASH FLOWS                                                    FF-5

NOTES TO FINANCIAL STATEMENTS                                         FF-6 - FF9

                          INDEPENDENT AUDITOR'S REPORT

To the Members
of Marquis Bit Co., LLC

We have audited the accompanying balance sheets of Marquis Bit Co., LLC (a New Mexico Limited Liability Company) (the Company) as of July 31 2004, and December 31, 2003 and 2002 and the related statements of income, members' equity, and cash flows for the seven months ended July 31, 2004, the year ended December 31, 2003 and the period from inception, October 1, 2002 through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our report dated September 14, 2004, we expressed an opinion that, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the work in process inventory taken as of December 31, 2003, the financial statements referred to in first paragraph present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with accounting principals generally accepted in the United States of America. Subsequently, the Company has provided us additional information regarding the work in process inventories as of December 31, 2003 and also 2002 and we were able to satisfy ourselves about the unbilled receivables related to this work in process using alternative procedures. Accordingly, our present opinion on the financial statements referred to in the first paragraph, as presented herein, is different from that expressed in our previous report.

In our opinion the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Marquis Bit Co., LLC as of July 31, 2004 and December 31, 2003 and 2002, and the results of its operations and its cash flows for the seven months ended July 31, 2004 and the year ended December 31, 2003 and the period from inception, October 1, 2002 through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The Company and its affiliate, Diamond Air Drilling Services, Inc, are controlled by common ownership who have the ability to influence the volume and price of business done between each company. As discussed in Note 2, the Company and its affiliate have engaged in significant transactions with each other. We have audited the financial statements of Diamond Air Drilling Services, Inc. under a separate report dated January 12, 2005.

                                       /s/ Accounting & Consulting Group, LLP
                                       --------------------------------------
                                       Accounting & Consulting Group, LLP
Carlsbad, New Mexico,
January 12, 2005

                          INDEPENDENT AUDITOR'S REPORT

To the Members
Of Marquis Bit Co., LLC

We have audited the accompanying balance sheets of Marquis Bit Co., LLC (a New Mexico Limited Liability Company) as of July 31, 2004, and December 31, 2003 and 2002 and the related statements of income, members equity, and cash flows for the seven months ended July 31, 2004, the year ended December 31, 2003 and the period from inception, October 1, 2002 through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the taking of the work in process inventory as of December 31, 2003, which directly correlates to the Company's unbilled receivables (stated at $124,107) at that date since those dates were prior to the time we were initially engaged as auditors for the Company. We were unable to satisfy ourselves about the work in process quantities by other auditing procedures.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the work in process inventory taken as of December 31, 2003, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Marquis Bit Co., LLC as of July 31, 2004 and December 31, 2003 and 2002, and the results of its operations and its cash flows for the seven months ended July 31, 2004 and the year ended December 31, 2003 and the period from inception, October 1, 2002 through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The Company and its affiliate, Diamond Air Drilling Services, Inc, are controlled by common ownership who have the ability to influence the volume and price of business done between each company. As discussed in Note 2, the Company and its affiliate have engaged in significant transactions with each other. We have audited the financial statements of Diamond Air Drilling Services, Inc. under a separate report dated September 14, 2004.

                                          /s/ Accounting & Consulting Group, LLP
                                          --------------------------------------
                                          Accounting & Consulting Group, LLP
Carlsbad, New Mexico
September 14, 2004

                                             MARQUIS BIT CO., LLC
                                                Balance Sheets
                                  July 31, 2004, December 31, 2003 and 2002

                                                         July 31,           December 31,       December 31,
                                                           2004                2003               2002
                                                      ---------------     ---------------     ---------------
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                         $           --      $        5,223      $        1,504
    Accounts receivable (Note 2)                             358,368             303,358              48,694
    Unbilled receivables                                     329,191             107,435              15,875
    Related party notes receivable (Note 2)                  257,439             257,439                  --
    Prepaid expenses                                           5,623                  --               3,269
                                                      ---------------     ---------------     ---------------
      TOTAL CURRENT ASSETS                                   950,621             673,455              69,342
                                                      ---------------     ---------------     ---------------

Property, Plant and Equipment, net (Note 3)                  261,783             305,472             386,704
Other Assets                                                   1,323               1,485               1,011
                                                      ---------------     ---------------     ---------------
      TOTAL ASSETS                                    $    1,213,727      $      980,412      $      457,057
                                                      ===============     ===============     ===============

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
    Bank overdraft                                    $        9,305      $           --      $           --
    Accounts payable                                          15,890              38,640              46,854
    Accrued expenses                                          14,597               9,076               6,580
    Loans from related parties (Note 2)                      114,836             125,020             122,119
                                                      ---------------     ---------------     ---------------
      TOTAL CURRENT LIABILITIES                              154,628             172,736             175,553
                                                      ---------------     ---------------     ---------------

Loans from Related Parties, net of current
    portion (Note 2)                                         182,844             234,607             317,002

Commitments and Contingencies                                     --                  --                  --
                                                      ---------------     ---------------     ---------------
      TOTAL LIABILITIES                                      337,472             407,343             492,555

MEMBERS' EQUITY                                              876,255             573,069             (35,498)
                                                      ---------------     ---------------     ---------------
      TOTAL LIABILITIES AND MEMBERS' EQUITY           $    1,213,727      $      980,412      $      457,057
                                                      ===============     ===============     ===============

                  The accompanying notes are an integral part of these financial statements.

                                                     FF-3


                                             MARQUIS BIT CO., LLC
                                   Statements of Income and Members' Equity
                                   For the Seven Months Ended July 31, 2004
                       and Year Ended December 31, 2003 and the Period from Inception,
                                  October 1, 2002 Through December 31, 2002

                                                            July 31,         December 31,       December 31,
                                                              2004               2003               2002
                                                         --------------     --------------     --------------
SALES                                                    $     697,245      $   1,238,695      $      78,347

COST OF GOODS SOLD                                             307,058            525,593             65,947
                                                         --------------     --------------     --------------
GROSS PROFIT                                                   390,187            713,102             12,400
                                                         --------------     --------------     --------------

Selling, general, and administrative                            33,504             67,423             35,424
Depreciation and amortization                                   43,689             86,232              7,242
Interest expense                                                11,008             23,053              5,232
                                                         --------------     --------------     --------------
      Total Costs and Expenses                                  88,201            176,708             47,898
                                                         --------------     --------------     --------------

      OPERATING INCOME (LOSS)                                  301,986            536,394            (35,498)

Other income                                                     1,200             72,173                 --
                                                         --------------     --------------     --------------
NET INCOME (LOSS)                                              303,186            608,567            (35,498)

Members' equity, beginning of period                           573,069            (35,498)                --
                                                         --------------     --------------     --------------
MEMBERS' EQUITY, END OF PERIOD                                 876,255            573,069            (35,498)
                                                         ==============     ==============     ==============

                  The accompanying notes are an integral part of these financial statements.

                                                     FF-4


                                             MARQUIS BIT CO., LLC
                                           Statements of Cash Flows
                           For the Seven Months Ended July 31, 2004 and Year Ended

                       December 31, 2003 and the Period from Inception, October 1, 2002
                                          Through December 31, 2002

                                                            July 31,         December 31,       December 31,
                                                              2004               2003               2002
                                                         --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                        $     303,186      $     608,567      $     (35,498)
Adjustments to reconcile net loss to net cash
    provided (used) by operating activities:
    Depreciation and amortization                               43,689             86,232              7,242
Change in operating assets and liabilities:
    Accounts receivable                                       (276,766)          (346,224)           (64,569)
    Prepaid expenses                                            (5,623)             3,269             (3,269)
    Other assets                                                   162               (474)            (1,011)
    Accounts payable                                           (22,750)            18,794             19,846
    Accrued payroll and employee benefits                        5,521              2,496              6,580
                                                         --------------     --------------     --------------
    NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES            47,419            372,660            (70,679)
                                                         --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Loans made to others                                                --           (257,439)                --
Capital expenditures on property, plant, and
    equipment                                                       --            (32,008)           (80,088)
                                                         --------------     --------------     --------------
    NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                --           (289,447)           (80,088)
                                                         --------------     --------------     --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loans from related parties                       (120,058)           (84,682)           (34,259)
Proceeds from loans from related parties                        58,111              5,188            186,530
Net increase in bank overdrafts                                  9,305                 --                 --
                                                         --------------     --------------     --------------
    NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES           (52,642)           (79,494)           152,271
                                                         --------------     --------------     --------------

NET INCREASE (DECREASE) IN CASH AND CASH
    EQUIVALENTS                                                 (5,223)             3,719              1,504

Cash and Cash Equivalents at Beginning of Period                 5,223              1,504                 --
                                                         --------------     --------------     --------------
Cash and Cash Equivalents at End of Period               $          --      $       5,223      $       1,504
                                                         ==============     ==============     ==============

NON-CASH INVESTING AND FINANCING TRANSACTIONS:
    Property and equipment acquired with
      long-term debt                                     $          --      $          --      $     286,850
                                                         ==============     ==============     ==============

                  The accompanying notes are an integral part of these financial statements.

                                                     FF-5


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION: Marquis Bit Co., LLC (the Company) is a manufacturing facility located in Carlsbad, New Mexico established in October 2002 for the purpose of fabricating premium hammer bits for Diamond Air Drilling Services, Inc. (a related party due to common ownership). The Company charges a set fee to fabricate drill bits using raw materials supplied by Diamond Air Drilling Services, Inc. Accordingly, the Company carries no raw materials or work in process inventory. The Articles of Incorporation provides that the Company is to dissolve on February 11, 2034.

         CASH AND CASH EQUIVALENTS. Cash and cash equivalents include all cash balances and highly liquid investments with an initial maturity of three months or less. The Company places its temporary cash investments with a high credit quality financial institution. At times such deposits may be in excess of the Federal Deposit Insurance Corporation
         (FDIC) insurance limit.

         TRADE ACCOUNTS RECEIVABLE. Trade receivables and loans receivable are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus trade receivables do not bear interest.

         UNBILLED RECEIVABLES. Unbilled receivables represent fabricated bits in process in the current period but not billed to the customer until future dates, usually within one month.

         PROPERTY, PLANT AND EQUIPMENT. Property, plant and equipment are recorded at cost less depreciation and amortization. Depreciation is provided over the estimated useful life of each class of depreciable asset and is computed using the double declining balance method or the straight line method, whichever method management believes to be appropriate for each particular asset. Estimated useful lives for equipment and leasehold improvements range from three to fifteen years. Betterments and large renewals which extend the life of the asset are capitalized whereas maintenance and repairs and small renewals are expensed as incurred.

         REVENUE RECOGNITION. Revenue is recognized in the financial statements using the percentage of completion method.

         INCOME TAXES. As a limited liability company, the Company's taxable income or loss is allocated to members in accordance with their respective percentage of ownership. Therefore, no provision or liability for income taxes has been included in the financial statements.

         USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2:  RELATED-PARTY TRANSACTIONS

         The members of the Company and entities under their control periodically loan money to the Company for operations, or borrow money from the Company to fund the operations of other related entities.

         A summary of accounts receivables from related entities follows:

                                                                                          December 31,
                                                                                ------------------------------
                                                              July 31, 2004          2003              2002
                                                              ================================================

Trade accounts receivable from
  Diamond Air Drilling Services, Inc.
  (related due to common ownership)                           $   358,368          $303,358          $ 48,694

Unbilled receivables from Diamond Air
  Drilling Services, Inc. (related due to
  common ownership)                                               329,191           107,435            15,875
                                                              ------------------------------------------------

    Total accounts receivable from
      related parties                                         $   687,559          $410,793          $ 64,569
                                                              ================================================

         A summary of loans due from related entities follows:

                                                                                          December 31,
                                                                                ------------------------------
                                                              July 31, 2004          2003              2002
                                                              ================================================

Loan receivable from Diamond Air
  Drilling Services, Inc. (related due to
  common ownership), due upon demand,
  bearing interest of 0%, unsecured
  Entire balance considered current                           $   257,439          $257,439          $     --
                                                              ------------------------------------------------

                                                       FF-7


         A summary of loans due to related entities follows:


                                                                                          December 31,
                                                                                ------------------------------
                                                              July 31, 2004          2003              2002
                                                              ================================================
Loans payable to members, due on
  demand, unsecured, bearing an
  interest rate of 0%                                         $    29,200       $    25,188       $    25,000

Loan payable to various related
  entities (related due to certain
  Company stockholders owning
  majority interest in entities), due on
  demand, unsecured bearing an
  interest rate of 0%                                                  --            17,437            18,437

Loan payable to Diamond Air Drilling
  Services, Inc. (related due to common
  ownership), variable interest rate
  (currently 7.25%) payable in monthly
  installments of $7,315 maturing
  September 2005, unsecured                                       268,480           317,002           395,684
                                                              ------------------------------------------------
    Subtotal                                                      297,680           359,627           439,121

Less current maturities                                           114,836           125,020           122,119
                                                              ------------------------------------------------
Loans from related parties                                    $   182,844       $   234,607       $   317,002
                                                              ================================================

         The maturities of loans from related parties for each of the succeeding five years subsequent to July 31, 2004, are as follows: 2005 -
         $114,836; 2006 - $182,844; and 2007 and beyond - $0.

         A summary of related party transactions for the seven months ended July
         31, 2004, the year ended December 31, 2003 and the period from inception, October 1, 2002 through December 31, 2002 follows:

                                                                                          December 31,
                                                                                ------------------------------
                                                              July 31, 2004          2003              2002
                                                              ================================================

Amount received, or accrued, from
  Diamond Air Drilling Services, Inc.
  (related due to common ownership)
  for the fabrication of drill bits.                          $   697,245       $   1,238,695     $    78,347
                                                              ================================================

                                                      FF-8


NOTE 3:  PROPERTY, PLANT AND EQUIPMENT

         At July 31, 2004, December 31, 2003 and 2002, property, plant, and equipment are comprised of the following:

                                                                                          December 31,
                                                                                ------------------------------
                                                              July 31, 2004          2003              2002
                                                              ================================================
Manufacturing equipment                                       $   386,789       $   386,789       $   381,789
Computer equipment                                                  9,942             9,942             9,942
Leasehold improvements                                              2,215             2,215             2,215
                                                              ------------------------------------------------
    Total                                                         398,946           398,946           393,946
Less:
    Accumulated depreciation                                      133,550            91,126             7,061
    Amortization of leasehold improvements                          3,613             2,348               181
                                                              ------------------------------------------------
Net property, plant, and equipment                            $   261,783       $   305,472       $   386,704
                                                              ================================================

         The above property, plant, and equipment is pledged as collateral for a loan initially borrowed by Diamond Air Drilling Services, Inc. and used to loan to the Company for equipment acquisitions. (See Note 2).

NOTE 4:  DEPENDENCE ON KEY CUSTOMERS

         As discussed in Note 2, the Company has been contracted by Diamond Air Drilling Services, Inc. to fabricate bits for Diamond Air Drilling Services, Inc. For the seven months ended July 31, 2004, the year ended December 31, 2003 and the period from inception, October 1, 2002 through December 31, 2002, Diamond Air Drilling Services, Inc. accounted for 100% of the Company's sales.

NOTE 5:  EMPLOYEE BENEFIT PLANS

         The company has a retirement savings Simple plan in which substantially all employees may participate. The company's expense for the plan was $2,736 for the seven months ended July 31, 2004 and $0 and $0 for the years ended December 31, 2003 and 2002, respectively.

NOTE 6:  SUBSEQUENT EVENTS

         Effective October 31, 2004 the Company sold substantially all its assets at book value and ceased operations. As of December 31, 2004 paying all liabilities and distributing the remaining assets to its shareholders effectively liquidated the Company.

NOTE 7:  RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

         Certain errors resulting in unbilled receivables being understated as of 2002 and overstated as of 2003 were discovered due to additional information being provided by the Company. The corrections of these errors resulted in a $15,875 increase in the net income for 2002; $32,547 decrease in net income for 2003 and $16,672 increase in net income for 2004.

                           ALLIS-CHALMERS CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Allis-Chalmers ("Company") completed an acquisition through its fifty-five percent (55%) owned joint-venture company, AirComp LLC (the "Acquisition Transaction"). The transaction is more fully described below.

DIAMOND AIR TRANSACTION. We purchased substantially all the assets of Diamond Air Drilling Services, Inc. and Marquis Bit Co., L.L.C. (collectively "Diamond Air") for $4,600,000 in cash and the assumption of approximately $450,000 in liabilities of Diamond Air. The Company and its joint-venture partner M-I L.L.C. contributed $2,530,000 and $2,070,000, respectively, to the equity of AirComp L.L.C. AirComp entered into a two year employment agreement with Mr. Hawley under which we will pay Mr. Hawley a base salary of $150,000 per year.

Diamond Air manufactures its own hammer bits and provides air hammer and hammer bits and related services required to drill and complete oil and gas wells. We believe Diamond Air's product line and services complement and add to AirComp's offering of products and services and enhance its ability to offer packaged pricing.

The accompanying unaudited pro forma consolidated condensed financial statements illustrate the effects at the Acquisition Transaction on the Company's results of operations and financial position. The unaudited pro forma consolidated condensed statements of operations for the twelve months ended December 31, 2003 and the nine months ended September 30, 2004 are based on historical statements of operations and assume that the Acquisition Transaction had occurred as of the beginning of the period presented. The unaudited pro forma consolidated condensed statement of financial position as of December 31, 2003 and the nine months ended September 30, 2004 is based on the historical statement of financial position of the Company and assumes that the Acquisition Transaction had occurred as of the period presented.

Certain information normally included in the financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The unaudited pro forma consolidated condensed financial statements should be read in conjunction with our audited financial statements in our Form 10-K Annual Report including notes thereto for the year ended December 31, 2003 and our Form 10-Q Quarterly Report including notes thereto for the nine months ended September 30, 2004.

ALLIS-CHALMERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS OF SEPTEMBER 30, 2004
(In thousands, except per share data)

                                                    ALLIS-                                              PRO FORMA
                                                   CHALMERS                         DIAMOND               ALLIS-
                                                 CONSOLIDATED     DIAMOND           PURCHASE             CHALMERS
                                                  HISTORICAL     HISTORICAL        ADJUSTMENTS         CONSOLIDATED
                                                  ----------    -----------        ------------        ------------
ASSETS

Cash and cash equivalents                         $   12,992        $   139        $      (139) (a)    $    10,462
                                                                                        (2,530) (b)
Trade Receivables                                     10,419            676               (224) (a)         10,871
Inventories, net                                           -          1,650                 --               1,650
Lease receivable, net                                    180              -                 --                 180
Prepaids and other current assets                      1,496             16                (16) (a)          1,496
                                                  ---------------------------------------------        ------------
           Total Current Assets                       25,087          2,481             (2,909)             24,659

Net Property, plant and equipment                     28,818            481                 --              29,299
Goodwill                                              10,331              -                814  (c)         11,145
Other intangibles, net                                 3,089            550              1,100  (c)          4,576
                                                                                          (163) (i)
Debt issuance costs, net                                 635                                                   635
Lease receivable                                         590                                                   590
Other assets                                              79              -                 --                  79
                                                  ---------------------------------------------        ------------

           Total Assets                           $   68,629        $ 3,512        $    (1,158)        $    70,983
                                                  =============================================       =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities of long-term debt              $    4,858        $   370        $      (370) (d)    $     4,858
Trade accounts payable                                 2,566            447                 --               3,013
Accrued employee benefits                                481              -                 --                 481
Accrued interest                                         283              -                                    283
Accrued expenses                                       1,331            112               (112) (e)          1,331
Accounts payable, related parties                        406              -                 --                 406
                                                  ---------------------------------------------        ------------
           Total Current Liabilities                   9,925            929               (482)             10,372

Accrued postretirement benefit obligations               510              -                 --                 510
Long-term debt                                        25,241            327               (327) (d)         25,241
Other long-term liabilities                              129              -                                    129
Redeemable Warrant                                     1,500                                                 1,500
Preferred Stock                                            0              -                 --                   0
                                                  ---------------------------------------------        ------------
                                                      37,305          1,256               (809)             37,752

Minority Interest                                        886              -                524  (j)          1,410
                                                           -              -                 --                  --

Shareholders' equity
 Common stock                                            130              1                 (1) (f)            130
Capital in excess of par value                        37,425          1,418             (1,418) (f)
                                                                                         4,600  (g)
                                                           -              -             (2,530) (h)         39,495

Accumulated earnings (deficit)                        (7,117)           837               (837) (f)         (7,804)
                                                                                          (163) (i)
                                                                                          (524) (j)

      Total Shareholders' Equity                      30,438          2,256               (873)             31,821
                                                  ---------------------------------------------        ------------

      Total Liabilities and Shareholders' Equity  $   68,629        $ 3,512        $    (1,158)        $    70,983
                                                  =============================================        ============

                         See notes to unaudited pro forma consolidated financial statements.

                                                         P-1

ALLIS-CHALMERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(In thousands, except per share data)

                                                    ALLIS-                                              PRO FORMA
                                                   CHALMERS                         DIAMOND               ALLIS-
                                                 CONSOLIDATED     DIAMOND           PURCHASE             CHALMERS
                                                  HISTORICAL     HISTORICAL        ADJUSTMENTS         CONSOLIDATED
                                                  ----------    -----------        ------------        ------------

Sales                                             $  32,989     $    5,584         $        --         $    38,573
Cost of Sales                                        23,893          3,565                  --              27,458
                                                  ---------------------------------------------        ------------
Gross Profit                                          9,096          2,018                  --              11,114

Marketing and
Administrative Expense                                5,381            664                 163  (i)          6,208
                                                  ---------------------------------------------        ------------
Income (Loss) from Operations                         3,715          1,354                (163)              4,906

Other Income
  Interest Income                                        --             --                  --                  --
  Interest Expense                                   (1,634)           (59)                 59  (k)         (1,634)
  Minority Interest                                    (315)            --                (524) (j)           (839)
  Other                                                 224            (26)                 --                 198
                                                  ---------------------------------------------        ------------
Income (Loss) Before Taxes                            1,990          1,269                (628)              2,631

Taxes                                                  (359)            --                  --                (359)
                                                  ---------------------------------------------        ------------
Net Income/ (Loss)                                    1,631          1,269                (628)              2,272

   Preferred Dividend                                  (124)            --                  --                (124)
                                                  ---------------------------------------------        ------------
Net income/ (loss) attributed to
  common shares                                   $   1,507     $    1,269         $      (628)       $      2,148
                                                  =============================================       =============

Pro forma net income (loss)
per common share

Basic                                             $    0.21                                           $       0.29
                                                  ==========                                          =============

Diluted                                           $    0.15                                           $       0.22
                                                  ==========                                          =============
Weighted average shares
  outstanding
Basic                                                 7,285                                                  7,285
                                                  ==========                                          =============
Diluted                                               9,980                                                  9,980
                                                  ==========                                          =============

                        See notes to unaudited pro forma consolidated financial statements.

                                                        P-2


ALLIS-CHALMERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS OF DECEMBER 31, 2003
(In thousands, except per share data)

                                                    ALLIS-                                              PRO FORMA
                                                   CHALMERS                         DIAMOND               ALLIS-
                                                 CONSOLIDATED     DIAMOND           PURCHASE             CHALMERS
                                                  HISTORICAL     HISTORICAL        ADJUSTMENTS         CONSOLIDATED
                                                  ----------    -----------        ------------        ------------
ASSETS

Cash and cash equivalents                         $   1,299     $    139            $     (139) (a)     $   (1,231)
                                                                                        (2,530) (b)
Trade Receivables                                     8,823          676                  (224) (a)          9,275
Inventories, net                                         --        1,650                    --               1,650
Lease receivable, net                                   180           --                    --                 180
Prepaids and other current assets                       887           16                   (16) (a)            887
                                                  ---------------------------------------------        ------------

         Total Current Assets                        11,189        2,481                (2,909)             10,761

Net Property, plant and equipment                    26,339          481                    --              26,820
Goodwill                                              7,661           --                   814  (c)          8,475
Other intangibles, net                                2,290          550                 1,100  (c)          3,777
                                                                                          (163) (i)
Debt issuance costs, net                                567                                                    567
Lease receivable                                        787                                                    787
Other assets                                             40           --                    --                  40
                                                  ---------------------------------------------        ------------

         Total Assets                             $  48,873     $  3,512            $   (1,158)         $   51,227
                                                  =============================================       =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities of long-term debt              $   3,992     $    370            $     (370) (d)     $    3,992
Trade accounts payable                                3,133          447                    --               3,580
Accrued employee benefits                               591           --                    --                 591
Accrued interest                                        152           --                                       152
Accrued expenses                                      1,761          112                  (112) (e)          1,761
Accounts payable, related parties                       787           --                    --                 787
                                                  ---------------------------------------------        ------------

         Total Current Liabilities                   10,416          929                  (482)             10,863

Accrued postretirement benefit obligations              545           --                    --                 545
Long-term debt                                       28,241          327                  (327) (d)         28,241
Other long-term liabilities                             270           --                                       270
Redeemable Warrant                                    1,500                                                  1,500
Preferred Stock                                       4,171           --                    --               4,171
                                                  ---------------------------------------------        ------------
                                                     45,143        1,256                  (809)             45,590

Minority Interest                                     2,523           --                   524  (j)          3,047
                                                          -           --                    --                  --

Shareholders' equity
 Common stock                                            39            1                    (1) (f)             39
Capital in excess of par value                        9,793        1,418                (1,418) (f)
                                                                                         4,600  (g)
                                                          -           --                (2,530) (h)         11,863

Accumulated earnings (deficit)                       (8,625)         837                  (837) (f)         (9,312)
                                                                                          (163) (i)
                                                                                          (524) (j)

      Total Shareholders' Equity                      1,207        2,256                  (873)              2,590
                                                  ---------------------------------------------        ------------

      Total Liabilities and Shareholders' Equity  $  48,873     $  3,512            $   (1,158)         $   51,227
                                                  =============================================       =============

                        See notes to unaudited pro forma consolidated financial statements.

                                                        P-3



ALLIS-CHALMERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003
(In thousands, except per share data)

                                                    ALLIS-                                              PRO FORMA
                                                   CHALMERS                         DIAMOND               ALLIS-
                                                 CONSOLIDATED     DIAMOND           PURCHASE             CHALMERS
                                                  HISTORICAL     HISTORICAL        ADJUSTMENTS         CONSOLIDATED
                                                  ----------    -----------        ------------        ------------
Sales                                             $  32,724     $    5,470          $       --         $    38,194
Cost of Sales                                        23,931          3,926                  --              27,857
                                                  ---------------------------------------------        ------------

Gross Profit                                          8,793          1,544                  --              10,337

Marketing and
Administrative Expense                                6,169            731                 195  (i)          7,095
                                                                                                                --
Income (Loss) from
Operations                                            2,624            813                (195)              3,242
                                                  ---------------------------------------------        ------------
Other Income
  Interest Income                                         3             --                  --                   3
  Interest Expense                                   (2,467)           (71)                 71  (k)         (2,467)
  Minority Interest                                    (387)            --                (276) (j)           (663)
  Settlement on lawsuit                               1,034                                                  1,034
  Other                                                 111             (5)                 --                 106

                                                  ---------------------------------------------        ------------
Income (Loss) Before Taxes                              918            737                (400)              1,249

Taxes                                                  (370)            --                  --                (370)

                                                  ---------------------------------------------        ------------
Net Income/ (Loss)                                      548            737                (400)                879

   Preferred Dividend                                  (656)            --                  --                (656)
                                                  ---------------------------------------------        ------------
Net income/ (loss) attributed to
common shares                                     $    (108)    $      737          $     (400)        $       223
                                                  =============================================        ============

Pro forma net income (loss)
per common share

Basic                                             $   (0.03)                                           $      0.06
                                                  ==========                                           ============

Diluted                                           $   (0.03)                                           $      0.04
                                                  ==========                                           ============

Weighted average shares
outstanding

Basic                                                 3,927                                                  3,927
                                                  ==========                                           ============

Diluted                                               3,927                                                  6,340
                                                  ==========                                           ============

                        See notes to unaudited pro forma consolidated financial statements.

                                                        P-4


                           ALLIS-CHALMERS CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma adjustments have been made to the historical financial statements of the Company:

         a.) Elimination of assets not purchased at closing.

         b.) Reduction of cash for the Company's 55% share of the $4,600,000 paid to the sellers of Diamond Air at closing.

         c.) Recognition of Goodwill and other intangible assets resulting from the Acquisition.

         d.) Elimination of debt not assumed at closing.

         e.) Elimination of accrued liabilities not assumed at closing.

         f.) Elimination of Diamond Air's equity for consolidation purposes.

         g.) Recognition of equity contribution of the Company and M-I L.L.C.

         h.) Elimination of the Company's equity contribution for consolidation purposes.

         i.) Increase in amortization due to the increase in other intangible assets values of acquired company.

         j.) To record minority interest in Diamond Air's income.

         k.) Reduction in interest expense due to reduction in debt not assumed.

                                       P-5